              Registration Nos. 333-26323/811-08203

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

         Post-Effective Amendment No. 4                          /X/

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

         Amendment No. 3                                         /X/

             T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
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                Exact Name of Registrant as Specified in Charter

                100 East Pratt Street, Baltimore, Maryland 21202
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                     Address of Principal Executive Offices

                                  410-345-2000
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               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
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                     Name and Address of Agent for Service

            Approximate Date of Proposed Public Offering May 1, 1999
                                                         -----------

         It is proposed that this filing will become effective (check appropriate box):

/ /      Immediately upon filing pursuant to paragraph (b)
/ /      On (date), pursuant to paragraph (b)

/ /      60 days after filing pursuant to paragraph (a)(1)
/X/      On May 1, 1999, pursuant to paragraph (a)(1)
/ /      75 days after filing pursuant to paragraph (a)(2)
/ /      On (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 PROSPECTUS
May 1, 1999
T. Rowe Price Diversified Small-Cap Growth Fund

 An aggressive fund seeking long-term appreciation through a widely diversified portfolio of small-cap growth stocks.

 (T. ROWE PRICE RAM LOGO)
 These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
Prospectus

May 1, 1999

1             ABOUT THE FUNDS
              Fund, Market, and Risk Characteristics      1
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              Other Information About the Fund            4
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2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving                6
              Sale Proceeds
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              Distributions and Taxes                     8
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              Transaction Procedures and                 10
              Special Requirements
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3             MORE ABOUT THE FUNDS
              Organization and Management                13
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              Understanding Performance Information      14
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              Investment Policies and Practices          15
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              Financial Highlights                       20
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4             INVESTING WITH T. ROWE PRICE
              Account Requirements                       22
              and Transaction Information
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              Opening a New Account                      22
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              Purchasing Additional Shares               24
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              Exchanging and Redeeming                   24
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              Rights Reserved by the Funds               26
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              Information About Your Services            27
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              T. Rowe Price Brokerage                    29
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              Investment Information                     29
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 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $147.8 billion for more than seven million individual and institutional investor accounts as of December 31, 1998.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
                                        1
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
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   To help you decide whether this fund is appropriate for you, this section reviews its investment objective, strategy, and potential risks.


 What is the fund's objective?

   The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


 What is the fund's principal investment strategy?

   We will invest at least 80% of the fund's total assets in small-cap growth companies defined as companies whose market capitalization is smaller than 80% of those in the Standard & Poor's 500 Stock Index. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.) To help manage cash flows efficiently, we may also buy and sell stock index futures. The portfolio will be more broadly diversified than the typical small-cap growth fund, and the top 25 holdings will not compose a large portion of assets. This broad diversification should minimize the effects of individual security selection on fund performance.

   We use a number of quantitative models designed by T. Rowe Price to identify key characteristics of small-cap growth stocks. Based on these models, stocks are selected in a "top down" manner so that the portfolio as a whole reflects characteristics we consider important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, we draw on T. Rowe Price's extensive experience in all aspects of small-cap growth investing--research, portfolio strategy, and trading.

   While most of the funds assets will be invested in U.S. common stocks, we may also invest in other securities, including foreign securities, futures and options, in keeping with the fund's objective.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  . For details about the fund's investment program, please see the Investment
   Policies and Practices section.


 What are the main risks of investing in the fund?

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic

T. ROWE PRICE
   developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market.

   Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Also, growth stocks can have steep price declines if their earnings disappoint investors. Since the fund will typically be fully invested in this market sector, investors are fully exposed to its volatility.

   To the extent that the fund invests in foreign securities, it is also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock investments. If you seek capital growth over a long period and are comfortable with the fund's relatively high-risk profile, it could be appropriate for a portion of your stock investments. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

MORE ABOUT THE FUND
   The fund can also experience short-term performance swings, as shown in the following chart by the best and worst calendar quarter returns during the years depicted in the chart.

 INSERT DSG BAR CHART HERE
  Calendar Year Total Returns
 --------------------------------
  1998                3.58%
 --------------------------------


                Quarter ended        Total return

 Best quarter   12/31/199825.24%

 Worst quarter  3/31/1998-22.23%

 Table 1  Average Annual Total Returns
                                        Periods ended December 31, 1998
                                                       Since inception
                                         1 year           (6/30/97)

  Diversified Small-Cap Growth Fund       3.58%             7.14%
                                      -------------------------------------
  Russell 2000 Growth Index               1.23              5.67
  Lipper Small-Cap Fund Index            -0.85              5.00
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 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Fund
             Shareholder fees (fees paid directly from your investment)
  Redemption fee (for shares held less than six months)            1.00%/a/
                           Annual fund operating expenses
                   (expenses that are deducted from fund assets)
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                                                                   0.67%
  Management fee                                                    /b/
  Other expenses                                                   0.79%
                                                                   1.46%
  Total annual fund operating expenses                              /b/
  Amount of fee waiver/reimbursement                              (0.21)%
  Net expenses                                                     1.25%
 ------------------------------------------------------------------------------------


 /a/
   Please see Contingent Redemption Fee under Pricing Shares and Receiving Sale Proceeds for additional information.

 /b/
   To limit the fund's expenses during its initial period of operations, T. Rowe Price agreed to waive its fees and bear any expenses through December 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Effective January 1, 1999, T. Rowe Price agreed to extend this expense limitation for a

T. ROWE PRICE
   period of two years through December 31, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made after December 31, 2000 (for the first agreement), or December 31, 2002 (for the second agreement), or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

           1 year           3 years      5 years     10 years
            $127             $419         $756        $1,709
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 OTHER INFORMATION ABOUT THE FUND
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 What is meant by a "small-cap growth company"?

   These companies are still in the process of developing and are expected by T. Rowe Price to achieve long-term earnings growth rates that reach new highs over time. For purposes of this fund, a small company is defined as one whose market capitalization is smaller than 80% of the companies in the Standard & Poor's 500 Stock Index. As of December 31, 1998, this included companies with market caps under approximately $2.8 billion, but the upper size limit will vary with market fluctuations.

  . Growth investors look for companies with above-average earnings gains.


 Does the fund only invest in small-cap growth stocks?

   Most of the stocks purchased by the fund will be in the size range described above. However, the fund may on occasion purchase a stock whose market cap exceeds the range, and it will not automatically sell a stock just because the company's market cap has grown beyond the upper end of the range.


 How is the fund's portfolio constructed?

   The fund manager will use a number of proprietary quantitative models to identify and measure the major, often unique, characteristics of stocks in the small-cap growth sector. Among other factors, the models may reflect the degree of institutional ownership of stocks in this sector. Based on these models, stocks are selected in a "top down" manner so that the portfolio as a whole reflects the specific characteristics that the manager considers important, such as valuations

ABOUT THE FUND
   (e.g., price/earnings or price/book value ratios) and projected earnings growth. The fund's resulting high degree of diversification is likely to minimize the effects of individual security selection on fund performance.


 How does the fund benefit from T. Rowe Price's expertise in small-cap growth investing?

   Our extensive experience in all aspects of small-cap growth investing-research, trading, portfolio strategy-provides the foundation for the decisions and judgment needed to develop the fund's quantitative investment strategies. In essence, the fund manager leverages this fundamental expertise through computer technology to build the relevant investment models, to assess how well the models capture important small-cap growth stock attributes, and to adjust them as needed over time. Thus, both qualitative and quantitative expertise is harnessed in attempting to optimize long-term performance.


 What are some potential advantages of this type of approach?

   The fund's program offers several benefits for investors who want to diversify their equity portfolios by adding exposure to the small-cap growth investment sector. First, small companies may offer greater opportunity for capital appreciation than larger, more established companies. Second, the fund's broad diversification may make it less volatile than small-cap growth funds that have more concentrated portfolios. Third, portfolio turnover should be lower than in the average small-cap fund, which may reduce the investor's potential capital gains tax exposure.


 What are some potential risks and rewards of investing in the stock market through this fund?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

   You should also review the information in Section 2 that discusses contingent redemption fees.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
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   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

ABOUT YOUR ACCOUNT
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you are exchanging into another fund, your purchase order will be priced at that fund's NAV on the fifth business day after the exchange. If you are exchanging into a bond or money fund, your new investment will not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.

   Contingent Redemption Fee
   The fund is designed for long-term investors willing to accept the risks associated with an investment in common stocks of small companies that are not widely held by institutional investors. Such securities tend to be less liquid than larger company stocks. The fund is not designed for short-term traders, whose frequent purchases, redemptions, and exchanges can unnecessarily disrupt the fund's investment program and drive up the fund's transaction costs. For these reasons, the fund assesses a 1.00% fee on redemptions (including exchanges) of shares held for less than six months.

   Redemption fees are paid to the fund to help offset transaction costs and to protect the fund's long-term shareholders. The fund will use the "first-in, first-out" (FIFO) method to determine the six-months holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than six months, the fee will be charged.

   The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts. The fee does apply to shares held in IRA accounts and to shares purchased through automatic investment plans (described under Shareholder Services). The fee may apply to shares in retirement plans held in broker omnibus accounts.

   In determining "six months," the fund will use the anniversary date of a transaction. Thus, shares purchased on July 1, 1998, for example, will be subject to the fee if they are redeemed on or prior to December 31, 1998. If they are redeemed on or after January 1, 1999, they will not be subject to the fee.

T. ROWE PRICE
 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
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  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) annually.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

ABOUT YOUR ACCOUNT
   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may cause in a fund's dividend to be classified as a return of capital.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. There-

T. ROWE PRICE
   fore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
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  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.) The fund does not accept purchases made by credit card check.

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine; they are not liable for acting on these instructions. If these procedures are not followed, it is the opin-

ABOUT YOUR ACCOUNT
   ion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

T. ROWE PRICE
 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
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 How is the fund organized?

   The fund was incorporated in Maryland in 1997 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 62 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the fund?

   General Oversight
   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

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   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Richard T. Whitney, Chairman, Marc L. Baylin, Kristen F. Culp, John H. Laporte, Donald J. Peters, and Paul W. Wojcik. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Whitney is chairman of the fund's committee. He joined T. Rowe Price in 1985 and has been managing investments since 1986.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule

                                                                        0.334%            First $50 billion/a/
                                                                       -----------------------------------------
                                                                        0.305%            Next $30 billion
                                                                       -----------------------------------------
                                                                        0.300%            Thereafter
    -----------------------------------------------------------------------------------------------------------------


   /a/ Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $89 billion at December 31, 1998, the group fee was 0.32%. The individual fund fee was 0.35%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.

MORE ABOUT THE FUND
 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

T. ROWE PRICE
   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe various types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   The fund invests primarily in common stocks and may, to a lesser degree, purchase other types of securities described below.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

MORE ABOUT THE FUND
   Convertible Securities and Warrants
   The fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries.

   Operating policy The fund may invest up to 10% of its total assets (excluding reserves) in foreign securities.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

  . Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.

T. ROWE PRICE
   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund may invest up to 15% of its net assets in illiquid securities.


 Types of Management Practices

   Reserve Position
   The fund will hold a certain portion of its assets in money market reserves. The fund's reserve position is expected to consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks and other Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure

MORE ABOUT THE FUND
   to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; as a cash management tool; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund writes call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover
   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. The fund's portfolio turnover rates for the fiscal years ending December 31, 1998 and 1997, were 39.8% and 13.4% (annualized), respectively.

T. ROWE PRICE
 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

MORE ABOUT THE FUND

 Table 3  Financial Highlights
                                       06/30/97/*/
                                         through    Year ended December 31
                                        12/31/97
                                       -------------         1998
 --------------------------------------             -----------------------------

  Net asset value,
  beginning of period                  $ 10.00            $ 10.70
  Income From Investment Operations
  Net investment income                  (0.03)/a/          (0.09)/a/
                                       -------------------------------------
  Net gains or losses
  on securities (both
  realized and                           0.74/b/             0.46
  unrealized)
                                       -------------------------------------
  Total from investment
  operations                              0.71               0.37
  Less Distributions
  Dividends (from net                       --                 --
  investment income)
                                       -------------------------------------
  Distributions (from                    (0.01)             (0.03)
  capital gains)
                                       -------------------------------------
  Returns of capital                        --                 --
                                       -------------------------------------
  Total distributions                    (0.01)             (0.03)
                                       -------------------------------------
  Redemption fees added                     --               0.01
  to paid in capital
                                       -------------------------------------
  Net asset value, end                 $ 10.70            $ 11.05
  of period
                                       -------------------------------------
  Total return                            7.10%/ a/          3.58%/a/
  Ratios/Supplemental Data
  Net assets, end of
  period                               $72,071            $70,444
  (in thousands)
                                       ------------------------------------------
  Ratio of expenses to                    1.25%/ac/          1.25%/a/
  average net assets
                                       -------------------------------------
  Ratio of net income                    (0.67)%/ac/        (0.83)%/a/
  to average net assets
                                       -------------------------------------
  Portfolio turnover                      13.4%              39.8%
  rate
 --------------------------------------------------------------------------------



 /a/
   Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 2000.

 /b/The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of the fund's shares in relation to fluctuating market values for the investment portfolio.

 /c/                                 Annualized.

 /*/                              Inception date.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

INVESTING WITH T. ROWE PRICE
Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

Mail via private carriers/overnight services
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117-4842

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plan accounts and IRAs cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

T. ROWE PRICE
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of

INVESTING WITH T. ROWE PRICE
0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479

/(For// //mail via private carriers and overnight services//, see the //addresses / /listed in the //Opening a New Account section.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in

T. ROWE PRICE
writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------
The fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect the fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.

INVESTING WITH T. ROWE PRICE
 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com
After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

T. ROWE PRICE
Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

INVESTING WITH T. ROWE PRICE
 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing brokerage investors
1-800-225-7720
This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades and 10% on option trades when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this free service.

/T. Rowe Price// Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

T. ROWE PRICE
Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors 1-800-401-3279
Walk-in
Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 ARCO Tower 31st Floor 515 South Flower St. Los Angeles, CA 90071

 4200 West Cypress St. 10th Floor Tampa, FL 33607

Headquarters
 100 East Pratt St. Baltimore, MD 21202
A Statement of Additional Information about the fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about the fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's Web site at www.sec.gov.
                                                     1940 Act File No. 811-08203
(LOGO)
                                                                  F20-040 5/1/99

 STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is May 1, 1999.



         T. ROWE PRICE BALANCED FUND, INC.
         T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
         T. ROWE PRICE CAPITAL APPRECIATION FUND
         T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
         T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
         T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
         T. ROWE PRICE EQUITY INCOME FUND
         T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
         T. ROWE PRICE GROWTH & INCOME FUND, INC.
         T. ROWE PRICE GROWTH STOCK FUND, INC.
         T. ROWE PRICE HEALTH SCIENCES FUND, INC.
         T. ROWE PRICE INDEX TRUST, INC.
              T. Rowe Price Equity Index 500 Fund
              T. Rowe Price Extended Equity Market Index Fund
              T. Rowe Price Total Equity Market Index Fund
         T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
         T. ROWE PRICE MID-CAP GROWTH FUND, INC.
         T. ROWE PRICE MID-CAP VALUE FUND, INC.
         T. ROWE PRICE NEW AMERICA GROWTH FUND
         T. ROWE PRICE NEW ERA FUND, INC.
         T. ROWE PRICE NEW HORIZONS FUND, INC.
         T. ROWE PRICE REAL ESTATE FUND, INC.
         T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
         T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
         T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
         T. ROWE PRICE VALUE FUND, INC.
                                       and
         INSTITUTIONAL EQUITY FUNDS, INC.
              Mid-Cap Equity Growth Fund

______________________________________________________________________________

   Mailing Address:
   T. Rowe Price Investment Services, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202
   1-800-638-5660


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated May 1, 1999, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each Fund's financial statements for the year ended December 31, 1998, and the report of independent accountants are included in each Fund's Annual Report and incorporated by reference into this Statement of Additional Information.

                                                                  C20-043 5/1/99

   If you would like a prospectus or an annual or semiannual shareholder report for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.


                              TABLE OF CONTENTS
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                              Page                                       Page
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Capital Stock                            Legal Counsel
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Code of Ethics                           Management of Funds
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Custodian                                Net Asset Value Per Share
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Distributor for Funds                    Organization of the Funds
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Dividends and Distributions              Portfolio Management Practices
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Federal Registration of                  Portfolio Transactions
Shares
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Independent Accountants                  Pricing of Securities
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Investment Management                    Principal Holders of
Services                                 Securities
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Investment Objectives and                Ratings of Corporate Debt
Policies                                 Securities
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Investment Performance                   Risk Factors
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Investment Program                       Shareholder Services
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Investment Restrictions                  Tax Status
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 INVESTMENT OBJECTIVES AND POLICIES
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   The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Fund's' prospectus.


   The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors/ Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the 1940 Act are to the Investment Company Act of 1940, as amended. References to the SEC are to the Securities and Exchange Commission.

   Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.

 RISK FACTORS
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   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

   Because of its investment policy, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The Fund will normally have substantially all (for the Balanced Fund 50-70% and for the Capital Appreciation Fund at least 50%) of its assets in equity securities (e.g., common stocks). This portion of the Fund's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

   Foreign Securities (All Funds other than Equity Index 500, Extended Equity Market, and Total Equity Market Funds)
   The Fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest.


  . Political and Economic Factors Individual foreign economies of certain countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The Fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Fund's securities denominated in that currency would be expected to decline.


  . Investment and Repatriation of Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") traded in the United States. Foreign stock markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign stocks are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas stock markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

  . Investment Funds The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these funds is subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of Funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.


  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. The collapse of the ruble from its crawling peg exchange rate against the U.S. dollar has set back the path of reform for several years. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U. S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.



 INVESTMENT PROGRAM
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                               Types of Securities

   Set forth below is additional information about certain of the investments described in the Fund's prospectus.


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors/Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


                                 Debt Securities

   Balanced, Blue Chip Growth, Capital Appreciation, Capital Opportunity, Dividend Growth, Equity Income, Financial Services, Growth & Income, Health Sciences, Media & Telecommunications, Mid-Cap Value, New Era, Real Estate, Small-Cap Stock, Small-Cap Value, and Value Funds

   Debt Obligations Although a majority of the Fund's assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities, and preferred stocks which hold the prospect of contributing to the achievement of the Fund's objectives. Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issuer. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The Fund's investment program permits it to purchase below investment-grade securities. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default-that is, the nonpayment of interest and principal by the issuer than higher-quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

   After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

   Special Risks of High-Yield Investing The Fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

   Fixed income securities in which the Fund may invest include, but are not limited to, those described below.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm

   Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.


             When-Issued Securities and Forward Commitment Contracts

   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.


                           Mortgage-Related Securities

   Balanced and Real Estate Funds

   Mortgage-related securities in which the Fund may invest include, but are not limited to, those described below.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  . U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

  . Ginnie Mae Certificates Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

  . Fannie Mae Certificates Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

  . Freddie Mac Certificates Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.


  . Farmer Mac Certificates Farmer Mac is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac,

   Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

   As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

   Fixed rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

   Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

   Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

  . Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

   In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

   The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

  . U.S. Government Agency Multiclass Pass-Through Securities Unlike CMOs, U.S.
   Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

  . Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

  . Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.


  . Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

   The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

   The staff of the SEC has advised the Fund that it believes the Fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case by case basis under guidelines and standards established by the Fund's Board of Directors/Trustees. The Fund's Board of Directors/Trustees has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Fund will treat nongovernment-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the SEC staff modifies its position.


                             Asset-Backed Securities

   The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

   Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

   Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

   Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.


                            Real Estate and REIT Risk

   Primarily Real Estate Fund (but also any other Fund investing in REITs) Investors in the Fund may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. Real Estate Investment Trusts ("REITs") may own real estate properties (Equity REITs) and be subject to these risks directly, or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

   Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

   Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due which could have a negative effect on the Fund.


   Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the Fund invests in REITs, a shareholder will bear his proportionate share of fund expenses and, indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, both equity and mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain exemption from the 1940 Act.



 PORTFOLIO MANAGEMENT PRACTICES
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                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.


                         Interfund Borrowing and Lending

   The Funds are parties to an exemptive order received from the SEC on December 8, 1998, that permits them to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the Fund has no current intention of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions.")


                              Money Market Reserves

   It is expected that the Fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. Currently, two such money market funds are in operation-Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).


   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the Fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

                                     Options

   Options are a type of potentially high-risk derivative.


                          Writing Covered Call Options

   The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

   The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options

   The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options


   The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   (Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds)


                                     Options

   Options are a type of potentially high-risk derivative.

   The only option activity the Funds currently may engage in is the purchase of S&P 500 call options for the Equity Index 500 Fund, or the purchases of call options on any indices that may be consistent with the investment programs for the Extended Equity Market Index and Total Equity Market Index Funds. Such activity is subject to the same risks described above under "Purchasing Call Options." However, the Funds reserve the right to engage in other options activity.

   All Funds


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   The New Era Fund may also enter into futures contracts on commodities related to the types of companies in which it invests, such as oil and gold futures. The Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds may only enter into stock index futures which are appropriate for their investment programs to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. They will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

   Regulatory Limitations

   If the Fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the

   Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.


   Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.


   For example, the S&P's 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $1,000 (250 units x gain of $4). If the Fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $500 (250 units x loss of $2).


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.


   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.


   Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The Fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts


   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the Fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

   First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

   The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s) or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

   At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the Fund may not:

   (1) Borrowing Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

   (3) (a)
       Industry Concentration (All Funds except Health Sciences, Financial Services, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

       (b)
       Industry Concentration (Health Sciences, Financial Services, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the Fund's prospectus; (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the Fund's prospectus; (iii) the Real Estate Fund will invest more than 25% of its total assets in the real estate industry as defined in the Fund's prospectus.

   (4) Loans Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or

   (5) Percent Limit on Assets Invested in Any One Issuer (All Funds, except Capital Opportunity) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer (All Funds, except Capital Opportunity) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.

       For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


                               Operating Policies

   As a matter of operating policy, the Fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;


   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; (ii) securities of the Reserve Investment or Government Reserve Investment Funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33/1//\\/3/\\% of the Fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 210% of the value of the net assets of the Fund would be invested in warrants.

   For Blue Chip Growth, Capital Opportunity, Diversified Small-Cap Growth, Financial Services, Health Sciences, Media & Telecommunications, Mid-Cap Value, Real Estate, and Value Funds:

   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the Fund (a "Feeder"), and one or more other Funds with the same investment objective and program as the Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the Fund. The Fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------

   The officers and directors/trustees of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price Associates, Inc. ("T. Rowe Price") for more than five years. In the list below, the Fund's directors/ trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

   All Funds


                         Independent Directors/Trustees


   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/ 65-3/89) Director and Vice President; Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: 925 Cleveland Street, #177, Greenville, South Carolina 29601

   DAVID K. FAGIN, 4/9/38, Chairman and Chief Executive Officer, Western Exploration and Development, Ltd.; Director Golden Star Resources Ltd. and Miranda Mining Development Corporation; formerly (1986-7/ 91) President, Chief Operating Officer and Director, Homestake Mining Company; Address: 1700 Lincoln Street, Suite 4710, Denver, Colorado 80203

   HANNE M. MERRIMAN, 11/16/41, Retail business consultant; formerly President and Chief Operating Officer (1991-92), Nan Duskin, Inc., a women's specialty store, Director (1984-90) and Chairman (1989-90) Federal Reserve Bank of Richmond, and President and Chief Executive Officer (1988-89), Honeybee, Inc., a division of Spiegel, Inc.; Director, Central Illinois Public Service Company, CIPSCO Incorporated, Finlay Enterprises, Inc., The Rouse Company, State Farm Mutual Automobile Insurance Company and USAir Group, Inc.;
   Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016

   HUBERT D. VOS, 8/2/33, President, Stonington Capital Corporation, a private investment company; Address: 1231 State Street, Suite 247, Santa Barbara, California 93190-0409

   PAUL M. WYTHES, 6/23/33, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.;
   Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005


                                    Officers


   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   PATRICIA S. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, 8/1/41, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   J. JEFFREY LANG, 1/10/62, Assistant Vice President-Assistant Vice President,
   T. Rowe Price

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price

   Balanced Fund




  * JAMES A.C. KENNEDY III, 8/17/53, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Chairman of the Board -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director and Vice President -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   RICHARD T. WHITNEY, 5/7/58, President -Managing Director, T. Rowe Price and
   T. Rowe Price Trust Company; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President -Managing Director, T. Rowe Price

   ANDREW M. BROOKS, 2/16/56, Vice President -Vice President, T. Rowe Price

   EDMUND M. NOTZON, 10/1/45, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   DONALD J. PETERS, 7/3/59, Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company

   MARK J. VASELKIV, 7/22/58, Vice President -Vice President, T. Rowe Price

   Blue Chip Growth Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   LARRY J. PUGLIA, 8/25/60, President -Vice President, T. Rowe Price; Chartered Financial Analyst

   BRIAN W.H. BERGHUIS, 12/12/58, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

   STEPHANIE C. CLANCY, 12/19/64, Vice President -Assistant Vice President, T. Rowe Price

   JILL L. HAUSER, 6/23/58, Vice President -Vice President, T. Rowe Price

   SEEMA R. HINGORANI, 1/21/69, Vice President -Employee, T. Rowe Price; formerly Associate Equity Analyst, Donaldson, Lufkin & Jenrehe

   THOMAS J. HUBER, 9/23/66, Vice President -Assistant Vice President, T. Rowe Price

   ROBERT W. SHARPS, 6/10/71, Vice President -Employee, T. Rowe Price; formerly Senior Consultant, KPMG Peat Marwick

   ROBERT W. SMITH, 4/11/61, Vice President -Vice President, T. Rowe Price

   WILLIAM J. STROMBERG, 3/10/60, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   Capital Appreciation Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Trustee -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Chairman of the Board -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   RICHARD P. HOWARD, 9/16/46, President -Vice President, T. Rowe Price; Chartered Financial Analyst

   ARTHUR B. CECIL III, 9/15/42, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   CHARLES A. MORRIS, 1/3/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   CHARLES M. OBER, 4/20/50, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

   Capital Opportunity Fund

  *  JOHN H. LAPORTE, JR., 7/26/45, Director and President -Managing Director,
   T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   JOHN F. WAKEMAN, 11/25/62, Executive Vice President -Vice President, T. Rowe Price

   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst

   BRIAN W.H. BERGHUIS, 12/12/58, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

   STEPHANIE C. CLANCY, 12/19/64, Vice President -Assistant Vice President, T. Rowe Price

   LARRY J. PUGLIA, 8/25/60, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   ROBERT W. SHARPS, 6/10/71, Vice President -Employee, T. Rowe Price; formerly Senior Consultant, KPMG Peat Marwick

   BRIAN D. STANSKY, 10/14/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   Diversified Small-Cap Growth Fund

  * JOHN H. LAPORTE, JR., 7/26/45, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   RICHARD T. WHITNEY, 5/7/58, President -Managing Director, T. Rowe Price and
   T. Rowe Price Trust Company; Chartered Financial Analyst

   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst

   KRISTEN F. CULP, 9/28/62, Vice President -Vice President, T. Rowe Price

   DONALD J. PETERS, 7/3/59, Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company

   PAUL J. WOJCIK, 11/28/70, Vice President -Employee, T. Rowe Price; formerly Senior Programmer/Analyst, Fidelity Investments

   Dividend Growth Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, President -Vice President, T. Rowe Price; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, Executive Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

   ARTHUR B. CECIL III, 9/15/42, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   STEPHANIE C. CLANCY, 12/19/64, Vice President -Assistant Vice President, T. Rowe Price

   MICHAEL W. HOLTON, 9/25/68, Vice President -Assistant Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst

   THOMAS J. HUBER, 9/23/66, Vice President -Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank

   DAVID M. LEE, 11/13/62, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM

   DONALD J. PETERS, 7/3/59, Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company

   LARRY J. PUGLIA, 8/25/60, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   DAVID J. WALLACK, 7/2/60, Vice President -Vice President, T. Rowe Price

   Equity Income Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Trustee -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Trustee -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President -Vice President, T. Rowe Price

   ANDREW M. BROOKS, 2/16/56, Vice President -Vice President, T. Rowe Price

   ARTHUR B. CECIL III, 9/15/42, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   GIRI DEVULAPALLY, 11/18/67, Vice President -Employee, T. Rowe Price; formerly Senior Consultant, Anderson Consulting

   RICHARD P. HOWARD, 9/16/46, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   MARK J. VASELKIV, 7/22/58, Vice President -Vice President, T. Rowe Price

   Equity Index 500, Extended Equity Market Index, and Total Market Index Funds

  * JAMES A.C. KENNEDY III, 8/17/53, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   RICHARD T. WHITNEY, 5/7/58, President -Managing Director, T. Rowe Price and
   T. Rowe Price Trust Company; Chartered Financial Analyst

   KRISTEN F. CULP, 9/28/62, Executive Vice President -Vice President, T. Rowe Price

   STEPHANIE C. CLANCY, 12/19/64, Vice President -Assistant Vice President, T. Rowe Price

   WENDY R. DIFFENBAUGH, 10/2/53, Vice President -Assistant Vice President, T. Rowe Price

   RAYMOND A. MILLS, PHD, 12/3/60, Vice President -Employee, T. Rowe Price; formerly a Principal Systems Engineer at TASC, Inc.

   MARY C. MUNOZ, 12/2/62, Vice President -Assistant Vice President, T. Rowe
   Price

   DONALD J. PETERS, 7/3/59, Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company

   PAUL J. WOJCIK, 11/28/70, Vice President -Employee, T. Rowe Price; formerly Senior Programmer/Analyst, Fidelity Investments

   Financial Services Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Chairman of the Board -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   LARRY J. PUGLIA, 8/25/60, President -Vice President, T. Rowe Price; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President -Vice President, T. Rowe Price

   ANNA M. DOPKIN, 9/5/67, Vice President -Employee, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs

   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price

   ROBERT J. MARCOTTE, 3/6/62, Vice President -Vice President, T. Rowe Price

   ROBERT W. SHARPS, 6/10/71, Vice President -Employee, T. Rowe Price; formerly Senior Consultant, KPMG Peat Marwick

   WILLIAM J. STROMBERG, 3/10/60, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   SUSAN J. KLEIN, 4/18/50, Assistant Vice President -Employee, T. Rowe Price

   Growth & Income Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Chairman of the Board -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, President -Vice President, T. Rowe Price

   ANDREW M. BROOKS, 2/16/56, Vice President -Vice President, T. Rowe Price

   ARTHUR B. CECIL III, 9/15/42, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   KARA M. CHESEBY, 10/9/63, Vice President -Vice President, T. Rowe Price; formerly Vice President, Legg Mason Wood Walker; Chartered Financial Analyst

   DAVID M. LEE, 11/13/62, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM

   GREGORY A. MCCRICKARD, 10/19/58, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   LARRY J. PUGLIA, 8/25/60, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

   ROBERT W. SMITH, 4/11/61, Vice President -Vice President, T. Rowe Price

   MARK J. VASELKIV, 7/22/58, Vice President -Vice President, T. Rowe Price

   DAVID J. WALLACK, 7/2/60, Vice President -Vice President, T. Rowe Price

   RICHARD T. WHITNEY, 5/7/58, Vice President -Managing Director, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   Growth Stock Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Chairman of the Board -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   ROBERT W. SMITH, 4/11/61, President -Vice President, T. Rowe Price

   BRIAN W.H. BERGHUIS, 12/12/58, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price

   JILL L. HAUSER, 6/23/58, Vice President -Vice President, T. Rowe Price

   THOMAS J. HUBER, 9/23/66, Vice President -Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank

   CHARLES A. MORRIS, 1/3/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   D. JAMES PREY III, 11/26/59, Vice President -Vice President, T. Rowe Price

   LARRY J. PUGLIA, 8/25/60, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   CAROL G. BARTHA, 1/4/42, Assistant Vice President -Employee, T. Rowe Price

   Health Sciences Fund

  *  JOHN H. LAPORTE, JR., 7/26/45, Director and President -Managing Director,
   T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   BRIAN D. STANSKY, 10/14/63, Executive Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   KRIS H. JENNER, M.D., 2/5/62, Vice President -Employee, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School

   CHARLES A. MORRIS, 1/3/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   CHARLES G. PEPIN, 4/23/66, Vice President -Assistant Vice President, T. Rowe Price

   D. JAMES PREY III, 11/26/59, Vice President -Vice President, T. Rowe Price

   DARRELL M. RILEY, 2/18/58, Vice President -Assistant Vice President, T. Rowe Price

   BRIAN C. ROGERS, 6/27/55, Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

   Media & Telecommunications Fund

  * JAMES S. RIEPE, 6/25/43, Chairman of the Board -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   BRIAN D. STANSKY, 10/14/63, President -Vice President, T. Rowe Price; Chartered Financial Analyst

   CHARLES A. MORRIS, 1/3/63, Executive Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price

   SEEMA R. HINGORANI, 1/21/69, Vice President -Employee, T. Rowe Price; formerly Associate Equity Analyst, Donaldson, Lufkin & Jenrehe

   D. JAMES PREY III, 11/26/59, Vice President -Vice President, T. Rowe Price

   JOHN F. WAKEMAN, 11/25/62, Vice President -Vice President, T. Rowe Price

   Mid-Cap Equity Growth Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Chairman of the Board -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director and President -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   BRIAN W.H. BERGHUIS, 12/12/58, Executive Vice President -Managing Director,
   T. Rowe Price; Chartered Financial Analyst

   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst

   ANNA M. DOPKIN, 9/5/67, Vice President -Employee, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs

   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price

   THOMAS J. HUBER, 9/23/66, Vice President-Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank

   ROBERT J. MARCOTTE, 3/6/62, Vice President -Vice President, T. Rowe Price

   CHARLES A. MORRIS, 1/3/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   JOHN F. WAKEMAN, 11/25/62, Vice President -Vice President, T. Rowe Price

   Mid-Cap Growth Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JOHN H. LAPORTE, JR., 7/26/45, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Chairman of the Board -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

   BRIAN W.H. BERGHUIS, 12/12/58, President -Managing Director, T. Rowe Price; Chartered Financial Analyst

   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst

   ANNA M. DOPKIN, 9/5/67, Vice President -Employee, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs

   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price

   THOMAS J. HUBER, 9/23/66, Vice President -Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank

   ROBERT J. MARCOTTE, 3/6/62, Vice President -Vice President, T. Rowe Price

   CHARLES A. MORRIS, 1/3/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   JOHN F. WAKEMAN, 11/25/62, Vice President -Vice President, T. Rowe Price

   Mid-Cap Value Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   GREGORY A. MCCRICKARD, 10/19/58, President -Vice President, T. Rowe Price; Chartered Financial Analyst

   PRESTON G. ATHEY, 7/17/49, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

   HUGH M. EVANS III, 5/17/66, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   MARCY L. FISHER, 8/5/59, Vice President -Assistant Vice President, T. Rowe Price

   BRIAN C. ROGERS, 6/27/55, Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

   LAUREN A. ROMEO, 9/20/67, Vice President -Employee, T. Rowe Price; Chartered Financial Analyst

   DAVID J. WALLACK, 7/2/60, Vice President -Vice President, T. Rowe Price

   New America Growth Fund

  * JOHN H. LAPORTE, JR., 7/26/45, Trustee and President -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Trustee -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   BRIAN W.H. BERGHUIS, 12/12/58, Executive Vice President -Managing Director,
   T. Rowe Price; Chartered Financial Analyst

   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst

   KARA M. CHESEBY, 10/9/63, Vice President -Vice President, T. Rowe Price; formerly Vice President, Legg Mason Wood Walker; Chartered Financial Analyst

   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price

   SEEMA R. HINGORANI, 1/21/69, Vice President -Employee, T. Rowe Price; formerly Associate Equity Analyst, Donaldson, Lufkin & Jenrehe

   THOMAS J. HUBER, 9/23/66, Vice President -Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank

   CHARLES G. PEPIN, 4/23/66, Vice President -Assistant Vice President, T. Rowe Price

   BRIAN D. STANSKY, 10/14/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   JOHN F. WAKEMAN, 11/25/62, Vice President -Vice President, T. Rowe Price

   New Era Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   CHARLES M. OBER, 4/20/50, President -Vice President, T. Rowe Price; Chartered Financial Analyst

   DAVID J. WALLACK, 7/2/60, Executive Vice President -Vice President, T. Rowe Price

   HUGH M. EVANS III, 5/17/66, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   RICHARD P. HOWARD, 9/16/46, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   DAVID M. LEE, 11/13/62, Vice President-Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM

   ROBERT J. MARCOTTE, 3/6/62, Vice President -Vice President, T. Rowe Price

   GEORGE A. ROCHE, 7/6/41, Vice President -President, Chief Executive Officer, Chairman of the Board, and Managing Director, T. Rowe Price; Vice President and Director, Price-Fleming

   New Horizons Fund

  *  JOHN H. LAPORTE, JR., 7/26/45, Director and President -Managing Director,
   T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc.,

   T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   PRESTON G. ATHEY, 7/17/49, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst

   BRIAN W.H. BERGHUIS, 12/12/58, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

   ANNA M. DOPKIN, 9/5/67, Vice President -Employee, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs

   MARCY L. FISHER, 8/5/59, Vice President -Assistant Vice President, T. Rowe Price

   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price

   JILL L. HAUSER, 6/23/58, Vice President -Vice President, T. Rowe Price

   THOMAS J. HUBER, 9/23/66, Vice President -Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank

   KRIS H. JENNER, M.D., 2/5/62, Vice President -Employee, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School

   JOSEPH M. MILANO, 9/14/72, Vice President -Employee, T. Rowe Price; formerly 1996-1994 Research Assistant, Brookings Institution

   CHARLES A. MORRIS, 1/3/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   CHARLES G. PEPIN, 4/23/66, Vice President -Assistant Vice President, T. Rowe Price

   DARRELL M. RILEY, 2/18/58, Vice President -Assistant Vice President, T. Rowe Price

   MARK R. SCHLARBAUM, 12/23/69, Vice President -Employee, T. Rowe Price

   MICHAEL F. SOLA, 7/21/69, Vice President -Assistant Vice President, T. Rowe Price; formerly Systems Analyst/Programmer at SRA Corporation

   BRIAN D. STANSKY, 10/14/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   JOHN F. WAKEMAN, 11/25/62, Vice President -Vice President, T. Rowe Price

   FRANCIES W. HAWKS, 2/2/44, Assistant Vice President -Assistant Vice President, T. Rowe Price

   Real Estate Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Director and Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, President -Vice President, T. Rowe Price; Chartered Financial Analyst

   DAVID M. LEE, 11/13/62, Executive Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM

   STEPHEN W.BOESEL, 12/28/44, Vice President-Vice President, T. Rowe Price

   ANNA M. DOPKIN, 9/5/67, Vice President -Employee, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs

   CHARLES M. OBER, 4/20/50, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

   Science & Technology Fund

  * JOHN H. LAPORTE, JR., 7/26/45, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   CHARLES A. MORRIS, 1/3/63, President -Vice President, T. Rowe Price; Chartered Financial Analyst

   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst

   MARCY L. FISHER, 8/5/59, Vice President -Assistant Vice President, T. Rowe Price

   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price

   STEPHEN C. JANSEN, 12/12/68, Vice President -Employee, T. Rowe Price; formerly an Investment Analyst at Schroder & Co.

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   D. JAMES PREY III, 11/26/59, Vice President -Vice President, T. Rowe Price

   MICHAEL F. SOLA, 7/21/69, Vice President -Assistant Vice President, T. Rowe Price; formerly Systems Analyst/Programmer at SRA Corporation

   BRIAN D. STANSKY, 10/14/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   Small-Cap Stock Fund

  * JOHN H. LAPORTE, JR., 7/26/45, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   GREGORY A. MCCRICKARD, 10/19/58, President -Vice President, T. Rowe Price; Chartered Financial Analyst

   PRESTON G. ATHEY, 7/17/49, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

   HUGH M. EVANS III, 5/17/66, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   MARCY L. FISHER, 8/5/59, Vice President -Assistant Vice President, T. Rowe Price

   JAMES A.C. KENNEDY III, 8/17/53, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

   JOSEPH M. MILANO, 9/14/72, Vice President -Employee, T. Rowe Price; formerly 1996-1994 Research Assistant, Brookings Institution

   CHARLES G. PEPIN, 4/23/66, Vice President -Assistant Vice President, T. Rowe Price

   LAUREN A. ROMEO, 9/20/67, Vice President -Employee, T. Rowe Price; Chartered Financial Analyst

   BRIAN D. STANSKY, 10/14/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   RICHARD T. WHITNEY, 5/7/58, Vice President -Managing Director, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   Small-Cap Value Fund

  * JOHN H. LAPORTE, JR., 7/26/45, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   PRESTON G. ATHEY, 7/17/49, President -Managing Director, T. Rowe Price; Chartered Financial Analyst

   HUGH M. EVANS III, 5/17/66, Vice President-Vice President, T. Rowe Price Chartered Financial Analyst

   ROBERT J. MARCOTTE, 3/6/62, Vice President -Vice President, T. Rowe Price

   GREGORY A. MCCRICKARD, 10/19/58, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   JOSEPH M. MILANO, 9/14/72, Vice President -Employee, T. Rowe Price; formerly 1996-1994 Research Assistant, Brookings Institution

   LAUREN A. ROMEO, 9/20/67, Vice President -Employee, T. Rowe Price; Chartered Financial Analyst

   FRANCIES W. HAWKS, 2/2/44, Assistant Vice President -Assistant Vice President, T. Rowe Price

   Value Fund

  * JAMES A.C. KENNEDY III, 8/17/53, Director -Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   BRIAN C. ROGERS, 6/27/55, President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

   STEPHEN W. BOESEL, 12/28/44, Vice President -Vice President, T. Rowe Price

   KARA M. CHESEBY, 10/9/63, Vice President -Vice President, T. Rowe Price; formerly Vice President, Legg Mason Wood Walker; Chartered Financial Analysis

   STEPHANIE C. CLANCY, 12/19/64, Vice President -Assistant Vice President, T. Rowe Price

   RICHARD P. HOWARD, 9/16/46, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   ROBERT W. SMITH, 4/11/61, Vice President -Vice President, T. Rowe Price

   DAVID J. WALLACK, 7/2/60, Vice President -Vice President, T. Rowe Price


                               Compensation Table

   The Fund does not pay pension or retirement benefits to its officers or directors/trustees. Also, any director/ trustee of a Fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the Fund.


Name of Person,                   Aggregate Compensation   Total Compensation From Fund
Position                          ----------------------   ----------------------------
--------------------------------      From Fund (a)          and Fund Complex Paid to
----------------------------------    -------------          ------------------------
                                  ------------------------    Directors/Trustees (b)
                                                              ----------------------
Balanced Fund
Donald W. Dick, Jr., Director                $1,529                          $82,000
David K. Fagin, Director                      1,919                           65,000
Hanne M. Merriman, Director                   1,919                           65,000
Hubert D. Vos, Director                       1,919                           66,000
Paul M. Wythes, Director                      1,529                           80,000
-----------------------------------------------------------------------------------------
Blue Chip Growth Fund
Donald W. Dick, Jr., Director                $2,119                          $82,000
David K. Fagin, Director                      2,956                           65,000
Hanne M. Merriman, Director                   2,956                           65,000
Hubert D. Vos, Director                       2,956                           66,000
Paul M. Wythes, Director                      2,119                           80,000
-----------------------------------------------------------------------------------------
Capital Appreciation Fund
Donald W. Dick, Jr., Director                $1,396                          $82,000
David K. Fagin, Director                      1,690                           65,000
Hanne M. Merriman, Director                   1,690                           65,000
Hubert D. Vos, Director                       1,690                           66,000
Paul M. Wythes, Director                      1,396                           80,000
-----------------------------------------------------------------------------------------
Capital Opportunity Fund
Donald W. Dick, Jr., Director                $1,057                          $82,000
David K. Fagin, Director                      1,089                           65,000
Hanne M. Merriman, Director                   1,089                           65,000
Hubert D. Vos, Director                       1,089                           66,000
Paul M. Wythes, Director                      1,057                           80,000
-----------------------------------------------------------------------------------------
Diversified Small-Cap Growth Fund
Donald W. Dick, Jr., Director                $1,040                          $82,000
David K. Fagin, Director                      1,057                           65,000
Hanne M. Merriman, Director                   1,057                           65,000
Hubert D. Vos, Director                       1,057                           66,000
Paul M. Wythes, Director                      1,037                           80,000
-----------------------------------------------------------------------------------------
Dividend Growth Fund
Donald W. Dick, Jr., Director                $1,378                          $82,000
David K. Fagin, Director                      1,657                           65,000
Hanne M. Merriman, Director                   1,657                           65,000
Hubert D. Vos, Director                       1,657                           66,000
Paul M. Wythes, Director                      1,378                           80,000
-----------------------------------------------------------------------------------------
Equity Income Fund
Donald W. Dick, Jr., Trustee                 $5,901                          $82,000
David K. Fagin, Trustee                       9,017                           65,000
Hanne M. Merriman, Trustee                    9,017                           65,000
Hubert D. Vos, Trustee                        9,017                           66,000
Paul M. Wythes, Trustee                       5,901                           80,000
-----------------------------------------------------------------------------------------
Equity Index 500 Fund
Donald W. Dick, Jr., Director                $1,908                          $82,000
David K. Fagin, Director                      2,584                           65,000
Hanne M. Merriman, Director                   2,584                           65,000
Hubert D. Vos, Director                       2,584                           66,000
Paul M. Wythes, Director                      1,908                           80,000
-----------------------------------------------------------------------------------------
Extended Equity Market Index Fund
Donald W. Dick, Jr., Director                  $914                          $82,000
David K. Fagin, Director                        920                           65,000
Hanne M. Merriman, Director                     920                           65,000
Hubert D. Vos, Director                         920                           66,000
Paul M. Wythes, Director                        914                           80,000
-----------------------------------------------------------------------------------------
Financial Services Fund
Donald W. Dick, Jr., Director                $1,037                          $82,000
David K. Fagin, Director                      1,049                           65,000
Hanne M. Merriman, Director                   1,049                           65,000
Hubert D. Vos, Director                       1,049                           66,000
Paul M. Wythes, Director                      1,037                           80,000
-----------------------------------------------------------------------------------------
Growth & Income Fund
Donald W. Dick, Jr., Director                $2,298                          $82,000
David K. Fagin, Director                      3,276                           65,000
Hanne M. Merriman, Director                   3,276                           65,000
Hubert D. Vos, Director                       3,276                           66,000
Paul M. Wythes, Director                      2,298                           80,000
-----------------------------------------------------------------------------------------
Growth Stock Fund
Donald W. Dick, Jr., Director                $2,609                          $82,000
David K. Fagin, Director                      3,825                           65,000
Hanne M. Merriman, Director                   3,825                           65,000
Hubert D. Vos, Director                       3,825                           66,000
Paul M. Wythes, Director                      2,609                           80,000
-----------------------------------------------------------------------------------------
Health Sciences Fund
Donald W. Dick, Jr., Director                $1,025                          $82,000
David K. Fagin, Director                      1,037                           65,000
Hanne M. Merriman, Director                   1,037                           65,000
Hubert D. Vos, Director                       1,037                           66,000
Paul M. Wythes, Director                      1,025                           80,000
-----------------------------------------------------------------------------------------
Media & Telecommunications Fund
Donald W. Dick, Jr., Director                $1,045                          $82,000
David K. Fagin, Director                      1,045                           65,000
Hanne M. Merriman, Director                   1,044                           65,000
Hubert D. Vos, Director                       1,044                           66,000
Paul M. Wythes, Director                      1,044                           80,000
-----------------------------------------------------------------------------------------
Mid-Cap Equity Growth Fund
Donald W. Dick, Jr., Director                $1,095                          $82,000
David K. Fagin, Director                      1,157                           65,000
Hanne M. Merriman, Director                   1,157                           65,000
Hubert D. Vos, Director                       1,157                           66,000
Paul M. Wythes, Director                      1,095                           80,000
-----------------------------------------------------------------------------------------
Mid-Cap Growth Fund
Donald W. Dick, Jr., Director                $1,874                          $82,000
David K. Fagin, Director                      2,525                           65,000
Hanne M. Merriman, Director                   2,525                           65,000
Hubert D. Vos, Director                       2,525                           66,000
Paul M. Wythes, Director                      1,874                           80,000
-----------------------------------------------------------------------------------------
Mid-Cap Value Fund
Donald W. Dick, Jr., Director                $1,046                          $82,000
David K. Fagin, Director                      1,073                           65,000
Hanne M. Merriman, Director                   1,073                           65,000
Hubert D. Vos, Director                       1,073                           66,000
Paul M. Wythes, Director                      1,046                           80,000
-----------------------------------------------------------------------------------------
New America Growth Fund
Donald W. Dick, Jr., Trustee                 $1,694                          $82,000
David K. Fagin, Trustee                       2,211                           65,000
Hanne M. Merriman, Trustee                    2,211                           65,000
Hubert D. Vos, Trustee                        2,211                           66,000
Paul M. Wythes, Trustee                       1,694                           80,000
-----------------------------------------------------------------------------------------
New Era Fund
Donald W. Dick, Jr., Director                $1,481                          $82,000
David K. Fagin, Director                      1,840                           65,000
Hanne M. Merriman, Director                   1,840                           65,000
Hubert D. Vos, Director                       1,840                           66,000
Paul M. Wythes, Director                      1,481                           80,000
-----------------------------------------------------------------------------------------
New Horizons Fund
Donald W. Dick, Jr., Director                $2,829                          $82,000
David K. Fagin, Director                      4,216                           65,000
Hanne M. Merriman, Director                   4,216                           65,000
Hubert D. Vos, Director                       4,216                           66,000
Paul M. Wythes, Director                      2,829                           80,000
-----------------------------------------------------------------------------------------
Real Estate Fund
Donald W. Dick, Jr., Director                $1,023                          $82,000
David K. Fagin, Director                      1,032                           65,000
Hanne M. Merriman, Director                   1,032                           65,000
Hubert D. Vos, Director                       1,032                           66,000
Paul M. Wythes, Director                      1,023                           80,000
-----------------------------------------------------------------------------------------
Science & Technology Fund
Donald W. Dick, Jr., Director                $2,323                          $82,000
David K. Fagin, Director                      3,321                           65,000
Hanne M. Merriman, Director                   3,321                           65,000
Hubert D. Vos, Director                       3,321                           66,000
Paul M. Wythes, Director                      2,323                           80,000
-----------------------------------------------------------------------------------------
Small-Cap Stock Fund
Donald W. Dick, Jr., Director                $1,369                          $82,000
David K. Fagin, Director                      1,638                           65,000
Hanne M. Merriman, Director                   1,638                           65,000
Hubert D. Vos, Director                       1,638                           66,000
Paul M. Wythes, Director                      1,369                           80,000
-----------------------------------------------------------------------------------------
Small-Cap Value Fund
Donald W. Dick, Jr., Director                $1,722                          $82,000
David K. Fagin, Director                      2,266                           65,000
Hanne M. Merriman, Director                   2,266                           65,000
Hubert D. Vos, Director                       2,266                           66,000
Paul M. Wythes, Director                      1,722                           80,000
-----------------------------------------------------------------------------------------
Total Market Equity Index Fund
Donald W. Dick, Jr., Director                  $920                          $82,000
David K. Fagin, Director                        927                           65,000
Hanne M. Merriman, Director                     927                           65,000
Hubert D. Vos, Director                         927                           66,000
Paul M. Wythes, Director                        920                           80,000
-----------------------------------------------------------------------------------------
Value Fund
Donald W. Dick, Jr., Director                $1,282                          $82,000
David K. Fagin, Director                      1,489                           65,000
Hanne M. Merriman, Director                   1,489                           65,000
Hubert D. Vos, Director                       1,489                           66,000
Paul M. Wythes, Director                      1,282                           80,000
-----------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation for calendar year 1998.

 (b) Amounts in this column are based on compensation received from January 1, 1998, to December 31, 1998. The T. Rowe Price complex included 84 funds as of December 31, 1998.



   All Funds

   The Fund's Executive Committee, consisting of the Fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors/trustees of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.


   As of January 29, 1999, the following shareholders beneficially owned more than 5% of the outstanding shares of:

   Blue Chip Growth, Growth & Income, Growth Stock, Mid-Cap Value, New Era, and New Horizons Funds: Pirateline & Co., FBO Spectrum Growth Fund Acct., Attn.:
   Mark White, State Street Bank & Trust Co., 1776 Heritage Drive-4W, North Quincy, Massachusetts 02171-2197;

   Dividend Growth, Mid-Cap Growth, Small-Cap Stock, and Science & Technology
   Funds: Charles Schwab & Co. Inc., Reinvest. Account, Attn.: Mutual Fund Dept., 101 Montgomery Street, San Francisco, California 94104-4122;

   Growth & Income Fund: Manulife Financial USA, 200 Bloor St East NT3, Toronto, Ontario Canada M4WIE5, Attn.: Rosie Chuck, Pension Accounting;


   Mid-Cap Equity Growth Fund: Atlantic Trust Company NA, Attn.: Nominee Account, 100 Federal Street, 37th Floor, Boston, Massachusetts 02110-1802; Mac & Company A/C JHFF0800212 Mutual Funds Operations, P.O. Box 3198, Pittsburgh, Pennsylvania 15230-3198; St Joe Co. Salaried Pension Plan, 1650 Prudential Drive, Ste. 400, Jacksonville, Florida 32207-8166; Pell Rudman Trust Co. NA, Nominee Acct., Attn: Mutual Funds, 100 Federal St., 37th Fl, Boston Massachusetts 02110-1802



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the Fund without cost to the Fund.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   All Funds except Equity Index 500, Extended Equity Market Index, Total Equity Market Index, and Mid-Cap Equity Growth Funds

   Management Fee
   The Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.


   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

 Price Funds' Annual Group Base Fee Rate for Each Level of
                          Assets
      0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 bilion
      ---------------------------------------------------------------------------
      0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
      ---------------------------------------------------------------------------
      0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
      ---------------------------------------------------------------------------
      0.390%  Next $1 billion   0.330%  Next $10 billion
      ---------------------------------------------------------------------------
      0.370%  Next $1 billion   0.320%  Next $10 billion

   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees are listed in the following chart:

Balanced Fund                                                              0.15%
Blue Chip Growth Fund                                                      0.30%
Capital Appreciation Fund                                                  0.30%
Capital Opportunity Fund                                                   0.45%
Diversified Small-Cap Growth Fund                                          0.35%
Dividend Growth Fund                                                       0.20%
Equity Income Fund                                                         0.25%
Financial Services Fund                                                    0.35%
Growth & Income Fund                                                       0.25%
Growth Stock Fund                                                          0.25%
Health Sciences Fund                                                       0.35%
Media & Telecommunications Fund                                            0.35%
Mid-Cap Growth Fund                                                        0.35%
Mid-Cap Value Fund                                                         0.35%
New America Growth Fund                                                    0.35%
New Era Fund                                                               0.25%
New Horizons Fund                                                          0.35%
Real Estate Fund                                                           0.30%
Small-Cap Stock Fund                                                       0.45%
Science & Technology Fund                                                  0.35%
Small-Cap Value Fund                                                       0.35%
Value Fund                                                                 0.35%

   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each Fund, during the last three years:

Fund                                                      1998            1997             1996
----                                                      ----            ----             ----
Balanced                                              $ 6,809,000     $ 5,317,000      $ 3,765,000
Blue Chip Growth                                       19,869,000       8,706,000        1,924,000
Capital Appreciation                                    3,939,000       3,861,000        4,218,000
Capital Opportunity                                       991,000         899,000          890,000
Diversified Small-Cap Growth                              325,000          81,000              (a)
Dividend Growth                                         5,482,000       2,659,000          754,000
Equity Income                                          77,394,000      60,406,000       37,762,000
Equity Index 500                                        4,169,000       2,516,000          925,000
Extended Equity Market Index                                    0             (a)              (a)
Financial Services                                      1,582,000         636,000              (b)
Growth & Income                                        20,258,000      17,390,000       12,048,000
Growth Stock                                           25,573,000      22,078,000       17,848,000
Health Sciences                                         1,926,000       1,811,000          750,000
Media & Telecommunications ( c)                         1,301,000       1,783,000        3,056,000
Mid-Cap Equity Growth                                     633,000         117,000              (b)
Mid-Cap Growth                                         16,692,000       8,533,000        4,390,000
Mid-Cap Value                                           1,596,000         728,000           22,000
New America Growth                                     12,703,000      10,541,000        8,648,000
New Era                                                 7,211,000       9,144,000        7,559,000
New Horizons                                           33,743,000      31,439,000       25,875,000
Real Estate                                                   (b)             (b)              (a)
Science & Technology                                   24,865,000      24,246,000       19,792,000
Small-Cap Stock                                         7,791,000       4,405,000        2,619,000
Small-Cap Value                                        13,021,000      11,594,000        8,187,000
Total Equity Market Index                                       0             (a)              (a)
Value                                                   5,176,000       2,597,000          748,000
-----------------------------------------------------------------------------------------------------




  (a) Prior to commencement of operations.

  (b) Due to each Fund's expense limitation in effect at that time, no management fees were paid by the Funds to T. Rowe Price.

  (c) Fees listed were paid under this Fund's previous management agreement, prior to becoming an open-end mutual fund.

   The Management Agreement between the Fund and T. Rowe Price provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   For Capital Opportunity, Diversified Small-Cap Growth, Dividend Growth, Equity Index 500, Financial Services, Health Sciences, Mid-Cap Equity Growth, Mid-Cap Value, Real Estate, and Value Funds

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any Fund expenses which would cause the Fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the Fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the Fund's expense ratio exceeding its applicable limitation.



                                                 Expense       Reimbursement
         Fund             Limitation Period      -------       -------------
         ----             -----------------       Ratio            Date
                                                  -----            ----
                                                Limitation
                                                ----------
Diversified Small-Cap   January 1, 1999 -
Growth(a)               December 31, 2000         1.25%     December 31, 2002
                        January 1, 1998 -
Equity Index 500(b)     December 31, 1999         0.40%     December 31, 2001
                        September 30, 1996 -
Financial Services      December 31, 1998         1.25%     December 31, 2000
                        December 31, 1995 -
Health Sciences         December 31, 1997         1.35%     December 31, 1999
                        July 31, 1996 -
Mid-Cap Equity Growth   December 31, 1997         0.85%     December 31, 1999
                        June 28, 1996 -
Mid-Cap Value           December 31, 1997         1.25%     December 31, 1999
Real Estate             October 31, 1997 -        1.00%     December 31, 2001
                        December 31, 1999
-------------------------------------------------------------------------------





 (a) The Diversified Small-Cap Growth Fund previously operated under a 1.25% limitation that expired December 31, 1998. The reimbursement period for this limitation extends through December 31, 2000.

 (b) The Equity Index 500 Fund previously operated under a 0.40% limitation that expired December 31, 1997. The reimbursement period for this limitation extends through December 31, 1999.



   Each of the above-referenced Fund's Management Agreement also provides that one or more additional expense limitations periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.


   Pursuant to Capital Opportunity Fund's expense limitation that expired on December 31, 1996, $72,000 of previously unaccrued management fees and expenses were repaid for the year ended December 31, 1998. Additionally, $22,000 of management fees were permanently waived as of December 31, 1998.

   Pursuant to the Diversified Small-Cap Growth Fund's current expense limitation, $______ of management fees were not accrued for the year ended December 31, 1998.

   Pursuant to the Equity Index 500 Fund's previous expenses limitation, $283,000 of management fees were not accrued by the Fund for the year ended December 31, 1997. Additionally, $370,000 of unaccrued 1996 management fees are subject to reimbursement through December 31, 1999.

   Pursuant to the Financial Services Fund's current expense limitation, $24,000 of management fees were not accrued by the Fund for the year ended December 31, 1997 and $26,000 of unaccrued fees and expenses are subject to reimbursement through December 31, 2000.


   Pursuant to the Mid-Cap Equity Growth Fund's current expense limitation, $84,000 of previously unaccrued management fees were repaid by the Fund for the year ended December 31, 1998, and $48,000 remains subject to reimbursement through December 31, 1999.

   Pursuant to the Mid-Cap Value Fund's current expense limitation, $71,000 of previously unaccrued management fees were repaid by the Fund for the year ended December 31, 1997 and $7,000 remains subject to reimbursement through December 31, 1999.

   Pursuant to the Real Estate Fund's current expense limitation, $5,000 of management fees were not accrued by the Fund for the year ended December 31, 1997, and $18,000 of other expenses were borne by the Manager.


                               Management Fee

   Equity Index 500 Fund
   The Fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.20% of the average daily net asset value of the Fund.

   Extended Equity Market Index and Total Equity Market Index Funds Each Fund pays T. Rowe Price an annual all-inclusive fee in monthly installments of 0.40% of the average daily net assets of the Fund.

   Mid-Cap Equity Growth Fund
   The Fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.60% of the average daily net asset value of the Fund.

   Blue Chip Growth, Equity Income, Growth & Income, Growth Stock, Mid-Cap Value, New Era, and New Horizons Funds

   T. Rowe Price Spectrum Fund, Inc.
   The Funds listed above are a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, and various other T. Rowe Price funds which, along with the Fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   Each Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Management Related Services

   As noted above, the Management Agreement spells out the expenses to be paid by the Fund. In addition to the Management Fee, the Fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the Fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the Funds, provides accounting services to the Funds.

   The Funds paid the expenses shown in the following table for the fiscal year ended December 31, 1998, to T. Rowe Price and its affiliates.

                                                                  Transfer Agent and     Retirement     Accounting
Fund                                                              ------------------     ----------     ----------
----                                                             Shareholder Services  Subaccounting     Services
                                                                 --------------------  -------------     --------
                                                                                          Services
                                                                                          --------
Balanced                                                             $   536,000        $ 2,857,000      $ 94,000
Blue Chip Growth                                                       3,617,000          2,953,000        62,000
Capital Appreciation                                                     777,000          1,150,000        87,000
Capital Opportunity                                                      290,000             23,000        62,000
Diversified Small-Cap Growth                                             246,000                  -        62,000
Dividend Growth                                                        1,396,248            171,000        67,000
Equity Income                                                          9,019,000         11,031,000        87,000
Equity Index 500                                                       1,205,000          2,766,000        63,000
Extended Equity Market Index                                              20,000                  -        55,000
Financial Services                                                       530,000             77,000        62,000
Growth & Income                                                        2,530,000          2,502,000        87,000
Growth Stock                                                           2,696,000          2,853,000       108,000
Health Sciences                                                          743,000             69,000        62,000
Media & Telecommunications                                               354,000              5,000        62,000
Mid-Cap Equity Growth                                                      8,000                  -        62,000
Mid-Cap Growth                                                         2,348,000          1,589,000        62,000
Mid-Cap Value                                                            557,000             18,000        62,000
New America Growth                                                     1,347,000          2,655,000        72,000
New Era                                                                1,217,000            240,000        74,000
New Horizons                                                           3,798,000          4,300,000        97,000
Real Estate                                                              127,000                  -        62,000
Science & Technology                                                   4,860,000          2,136,000        72,000
Small-Cap Stock                                                        1,342,000            142,000        87,000
Small-Cap Value                                                        1,253,000          1,593,000        62,000
Total Equity Market Index                                                 54,000                  -        55,000
Value                                                                  1,157,000            327,000        62,000
--------------------------------------------------------------------------------------------------------------------





   All Funds

 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

   Investment Services is located at the same address as the Fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the Fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Fund.



   All Funds

 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the Fund's U.S. securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.


   The Fund (other than Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds) has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



 SHAREHOLDER SERVICES
 -------------------------------------------------------------------------------

   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the Fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202 and they are paid fees.

   The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. In addition, all employees must report their personal securities transactions within 10 days of their execution. Employees will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.


                      How Brokers and Dealers Are Selected

   Equity Securities

   In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution, or research or brokerage services.

   Fixed Income Securities
   Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in a fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                            Trade Allocation Policies

   T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro-rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).

                  Transactions With Related Brokers and Dealers


   As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price will often place orders for the Fund's portfolio transactions with broker-dealers through the trading desks of certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming"), an affiliate of Price-Fleming. Robert Fleming, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is 50% owned by Robert Fleming and 50% owned by Jardine Matheson Holdings Limited ("Jardine Matheson"). Subject to regulatory approvals, Flemings expects to acquire Jardine Matheson's half interest in Jardine Fleming during the first half of 1999. Upon completion of this transaction, Flemings will own 100% of Jardine Fleming. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"), and Robert Fleming & Co. Limited ("RF&Co."). FIM and RF&Co. are wholly owned subsidiaries of Robert Fleming. These trading desks will operate under strict instructions from the Fund's portfolio manager with respect to the terms of such transactions. Neither Robert Fleming, JFG, nor their affiliates will receive any commission, fee, or other remuneration for the use of their trading desks, although orders for a Fund's portfolio transactions may be placed with affiliates of Robert Fleming and JFG who may receive a commission.

   The Board of Directors/Trustees of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. Other affiliates of Robert Fleming Holding and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to
   Section 17(e) of the 1940 Act, the Board of Directors/Trustees of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

   The above-referenced authorization was made in accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder which require the Funds' independent Directors/Trustees to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. It is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of Robert Fleming in such transactions will be recaptured by the Funds. The Directors/Trustees have reviewed and from time to time may continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for a Fund to seek to take advantage of them.


                                      Other


   For the years 1998, 1997, and 1996, the total brokerage commissions paid by each Fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of each Fund, or, in some cases, to each Fund, was as shown below.


                                         1998                1997                1996
Fund                              Commissions   %     Commissions   %     Commissions    %
----                              -----------   -     -----------   -     -----------    -
Balanced                          $1,050,595    4.6%  $ 1,276,793   9.7%  $   292,325   13.0%
Blue Chip Growth                   5,418,392   43.0%    2,567,926  54.2%      748,661   34.6%
Capital Appreciation               1,630,383   45.7%    1,734,274  35.4%      886,009   46.6%
Capital Opportunity                  355,413   32.6%      506,307  43.4%      764,518   38.7%
Diversified Small-Cap Growth          94,322    0.5%      107,676     0           (a)    (a)
Dividend Growth                    1,936,978   59.4%    1,620,702  42.3%      478,131   28.6%
Equity Income                      6,883,655   35.2%    8,137,149  59.3%    6,912,071   59.2%
Equity Index 500                     258,633    0.5%      150,827   0.0%       37,146    0.0%
Extended Equity Market Index          27,382    0.2%
Financial Services                   756,976    2.0%      839,766   3.2%       60,862      0
Growth & Income                    2,272,536   28.4%    2,971,378  29.1%    1,874,214   42.7%
Growth Stock                       8,459,575   42.0%    5,523,460  53.9%    5,630,241   48.7%
Health Sciences                      333,803   54.8%    1,040,908  31.2%    1,488,623      0
Media & Telecommunications           740,649    9.1%      357,871  26.8%    1,659,735   15.0%
Mid-Cap Equity Growth                255,381   29.4%      140,756  21.9%       24,079      0
Mid-Cap Growth                     5,757,447   34.8%    4,686,813  32.3%    3,149,050   27.9%
Mid-Cap Value                        391,302   46.7%      364,072  36.4%       92,359      0
New America Growth                 4,150,396   14.2%    3,220,413  26.6%    1,344,080   31.6%
New Era                            1,871,968   57.9%    3,029,701  43.0%    2,500,868   45.2%
New Horizons                       8,448,650    5.0%   10,028,310  10.3%   15,900,960    6.5%
Real Estate                          162,606   13.8%       35,421     0           (a)    (a)
Science & Technology               4,348,665   31.3%    4,421,394  33.3%    5,713,825   39.1%
Small-Cap Stock                    1,829,514   20.7%    1,742,106   8.3%    1,044,665    5.5%
Small-Cap Value                    1,488,300   32.1%    2,503,146  19.1%    1,289,012   31.8%
Total Market Equity Index             28,271    0.2%
Value                              1,876,931   75.7%    1,200,103  66.0%      780,033   57.4%
----------------------------------------------------------------------------------------------

 (a) Prior to commencement of operations.




   On December 31, 1998, the Balanced Fund held common stock of J.P. Morgan with a value of $2,257,000. The Fund also held a bond of Lehman Brothers Holding, with a value of $1,625,000. The Fund also held a GMAC MTN valued at $81,000. In 1997, J.P. Morgan, Lehman Brothers Holding, and GMAC were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Blue Chip Growth Fund held common stock of Chase Manhattan with a value of $21,900,000, and a Morgan Stanley MTN valued at $5,005,000. In 1997, Chase Manhattan and Morgan Stanley were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Equity Income Fund held common stock of the following regular brokers or dealers of the Fund: Bankers Trust - $106,816,000; Chase Manhattan - $109,500,000; J.P. Morgan - $101,588,000; and
   Morgan Stanley (MTN) - $36,035,000. In 1997, Bankers Trust, Chase Manhattan, J.P. Morgan, and Morgan Stanley were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Equity Index 500 Fund held common stock of the following regular brokers or dealers of the Fund: Bankers Trust - $2,742,000; Citicorp - $14,318,000; Chase Manhattan - $11,498,000; J.P. Morgan - $4,961,000; and Merrill Lynch - $6,041,000. In 1997, Bankers Trust, Citicorp, Chase Manhattan, J.P. Morgan, and Merrill Lynch were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Financial Services Fund held common stock of the following regular brokers or dealers of the Fund: Chase Manhattan - $3,832,000; First Chicago NBD - $1,670,000; Morgan Stanley - $1,035,000; and
   Nations Bank Montgomery - $2,372,000. In 1997, Chase Manhattan, First Chicago NBD,

   Morgan Stanley, and NationsBank Montgomery were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Growth and Income Fund held common stock or the following regular brokers or dealers of the Fund: Chase Manhattan - $49,275,000; and Citicorp - $31,176,000. In 1997, Chase Manhattan and Citicorp were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Growth Stock Fund held common stock of Mellon Bank valued at $19,703,000. In 1997, Mellon Bank was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Growth & Income and Small-Cap Value Funds held Morgan Stanley Group MTN, both valued at $10,010,000, respectively. In 1997, The Morgan Stanley Group was among the Funds' regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.



   The portfolio turnover rate for each Fund for the years ended 1998, 1997, and 1996, was as follows:



Fund                               1998           1997          1996
                                   ----           ----          ----
                                                             ---------------
Balanced                           12.5%          15.5%          22.3%
Blue Chip Growth                   34.5%          23.7%          26.3%
Capital Appreciation               52.6%          48.3%          44.2%
Capital Opportunity                73.8%          85.0%         107.3%
Diversified Small-Cap Growth       39.8%          13.4%           (b)
Dividend Growth                    37.3%          39.1%          43.1%
Equity Income                      22.6%          23.9%          25.0%
Equity Index 500                    4.7%           0.7%           1.3%
Extended Equity Market Index       26.3%           (b)            (b)
Financial Services                 46.8%          46.0%           5.6%(a)
Growth & Income                    20.5%          15.7%          13.5%
Growth Stock                       54.8%          40.9%          49.0%
Health Sciences                    85.7%         104.4%         133.1%
Media & Telecommunications         48.9%          38.6%         102.9%
Mid-Cap Equity Growth              52.8%          41.0%          31.3%(a)
Mid-Cap Growth                     46.7%          42.6%          38.1%
Mid-Cap Value                      32.0%          16.0%           3.9%(a)
New America Growth                 45.6%          43.2%          36.7%
New Era                            23.1%          27.5%          28.6%
New Horizons                       41.2%          45.2%          41.4%
Real Estate                        56.8%           8.4%           (b)
Science & Technology              108.9%         133.9%         125.6%
Small-Cap Stock                    25.9%          22.9%          31.1%
Small-Cap Value                    17.3%          14.6%          15.2%
Total Equity Market Index           1.9%           (b)            (b)
Value                              72.1%          67.2%          68.0%
----------------------------------------------------------------------------



    (a) Annualized.
    (b) Prior to commencement of operations.

   All Funds

 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

   Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund, as authorized by the Board of Directors/Trustees.



   All Funds

 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the Fund's capital gain distributions, final quarterly dividend (Balanced, Dividend Growth, Equity Income, Equity Index 500, Growth & Income, Mid-Cap Value, Real Estate, Total Equity Market Index, and Value Funds) and annual dividend (other funds), if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days, although the exact timing is subject to change.



 TAX STATUS
 -------------------------------------------------------------------------------

   The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") and also intends to diversify its assets in accordance with regulations under Code Section 817(h).

   A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.


   At the time of your purchase, the Fund's net asset value may reflect undistributed income (Growth and International Funds), capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the Fund should not qualify as a regulated investment company under the code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and, for Spectrum Income and Spectrum Growth Funds, would qualify for the 70% deduction for dividends received by corporations. However, for Spectrum International Fund, the dividends will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the Fund's income consists of dividends paid by U.S. corporations.


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   To the extent the Fund invests in foreign securities, the following would apply:


                      Passive Foreign Investment Companies

   The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.


   To avoid such tax and interest, the Fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.



   All Funds

 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.



                       Cumulative Performance Percentage Change
                        1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended   % Since     Inception
                        -----------  ------------  -------------   -------     ---------
                         12/31/98      12/31/98      12/31/98     Inception      Date
                         --------      --------      --------     ---------      ----
                                                                   12/31/98
                                                                   --------
S & P 500                  28.57%      193.88%        479.58%         --       --
Dow Jones Industrial
Average                    18.13       173.37         461.09          --       --
CPI                         1.86        12.69          36.35          --       --

Balanced Fund              15.97        93.34         272.43      39,476.74%  12/31/39
Blue Chip Growth Fund      28.84       191.85          --            233.66   06/30/93
Capital Appreciation
Fund                        5.77        99.74         236.86         368.43   06/30/86
Capital Opportunity
Fund                       14.70        --             --            137.12   11/30/94
Diversified Small-Cap
Growth Fund                 3.58        --             --             10.94   06/30/97
Dividend Growth Fund       15.04       153.83          --            203.08   12/30/92
Equity Income Fund          9.23       136.14         311.08         657.46   10/31/85
Equity Index 500Fund       28.31       189.73          --            340.45   03/30/90
Financial Services
Fund                       11.55        --             --             78.91   09/30/96
Growth & Income Fund        9.96       123.11         305.26         775.45   12/21/82
Growth Stock Fund          27.41       159.31         410.12      27,314.35   04/11/50
Health Sciences Fund       22.37        --             --             85.22   12/29/95
Media &
Telecommunications
Fund(a)                    35.14       150.08          --            143.62   10/13/93
Mid-Cap Equity Growth
Fund                       21.45        --             --             66.93   07/31/96
Mid-Cap Growth Fund        22.00       154.76          --            300.52   06/30/92
Mid-Cap Value Fund          1.39        --             --             49.88   06/28/96
New America Growth
Fund                       17.89       128.88         481.06         745.27   09/30/85
New Era Fund               -9.88        57.81         141.73       1,699.80   01/20/69
New Horizons Fund           6.25       112.81         398.70       7,747.35   06/03/60
Real Estate Fund          -14.86        --             --             -8.20   10/31/97
Science & Technology
Fund                       42.35       197.84         676.95         791.98   09/30/87
Small-Cap Stock Fund       -3.46       101.67         257.15      29,036.31   06/01/56
Small-Cap Value Fund      -12.47        77.88         272.68         258.45   06/30/88
Value Fund                  6.85        --             --            155.90   09/30/94
-----------------------------------------------------------------------------------------

 (a) Figures based on performance as a closed-end investment company traded on the New York Stock Exchange.



                       Average Annual Compound Rates of Return
                        1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended   % Since    Inception
                        -----------  ------------  -------------   -------    ---------
                         12/31/98      12/31/98      12/31/98     Inception     Date
                         --------      --------      --------     ---------     ----
                                                                  12/31/98
                                                                  --------
S & P 500                  28.57%       24.06%        19.21%       --         --
Dow Jones Industrial
Average                    18.13        22.28         18.82        --         --
CPI                         1.86         2.42          3.15        --         --

Balanced Fund              15.97        14.09         14.05        10.67%    12/31/39
Blue Chip Growth Fund      28.84        23.89         --           24.48     06/30/93
Capital Appreciation
Fund                        5.77        12.81         12.91        13.15     06/30/86
Capital Opportunity
Fund                       14.70        --            --           23.54     11/30/94
Diversified Small-Cap
Growth Fund                 3.58        --            --            7.14     06/30/97
Dividend Growth Fund       15.04        20.48         --           20.29     12/30/92
Equity Income Fund          9.23        18.75         15.18        16.62     10/31/85
Equity Index 500 Fund      28.31        23.71         --           18.45     03/30/90
Financial Services
Fund                       11.55        --            --           29.48     09/30/96
Growth & Income Fund        9.96        17.41         15.02        14.50     12/21/82
Growth Stock Fund          27.41        20.99         17.70        12.21     04/11/50
Health Sciences Fund       22.37        --            --           22.76     12/29/95
Media &
Telecommunications
Fund(a)                    35.14        20.12         --           18.62     10/13/93
Mid-Cap Equity Growth
Fund                       21.45        --            --           23.60     07/31/96
Mid-Cap Growth Fund        22.00        20.57         --           23.79     06/30/92
Mid-Cap Value Fund          1.39        --            --           17.49     06/28/96
New America Growth
Fund                       17.89        18.01         19.24        17.48     09/30/85
New Era Fund               -9.88         9.55          9.23        10.13     01/20/69
New Horizons Fund           6.25        16.31         17.43        11.97     06/03/60
Real Estate Fund          -14.86        --            --           -7.07     10/31/97
Science & Technology
Fund                       42.35        24.39         25.60        21.47     09/30/87
Small-Cap Stock Fund       -3.46        15.06         13.58        14.25     06/01/56
Small-Cap Value Fund      -12.47        12.21         14.06        12.92     06/30/88
Value Fund                  6.85        --            --           24.73     09/30/94
----------------------------------------------------------------------------------------

 (a) Figures based on performance as a closed-end investment company traded on the New York Stock Exchange.


                         Outside Sources of Information


   From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (i) a broad-based index; (ii) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (iii) indices of securities comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance;
   (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications


   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.


                           Other Features and Benefits


   The Fund is a member of the T. Rowe Price family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

   Balanced Fund


   On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the SEC requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

   Media & Telecommunications Fund

   On July 28, 1997, the Fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion the Fund was known as New Age Media Fund, Inc.

   Small-Cap Stock Fund

   Effective May 1, 1997, the Fund's name was changed from the T. Rowe Price OTC Fund to the T. Rowe Price Small-Cap Stock Fund.

   Equity Index 500 Fund

   Effective January 30, 1998, the Fund's name was changed from T. Rowe Price Equity Index Fund to the T. Rowe Price Equity Index 500 Fund.



   All Funds except Capital Appreciation, Equity Income and New America Growth Funds

 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The Fund's Charter authorizes the Board of Directors/Trustees to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors/Trustees may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

   Except to the extent that the Fund's Board of Directors/Trustees might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.


   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors/trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors/trustees unless and until such time as less than a majority of the directors/ trustees holding office have been elected by shareholders, at which time the directors/trustees then in office will call a shareholders' meeting for the election of directors/trustees. Except as set forth above, the directors/ trustees shall continue to hold office and may appoint successor directors/trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors/trustees can, if they choose to do so, elect all the directors/trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director/trustee. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by Section 16(c) of the 1940 Act.



   Capital Appreciation, Equity Income, and New America Growth Funds

 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------

   For tax and business reasons, the Funds were organized as Massachusetts Business Trusts, and are registered with the Securities and Exchange Commission under the Investment 1940 Act as diversified, open-end investment companies, commonly known as "mutual fund."

   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the Fund. In the event of the liquidation of the Fund, each share is entitled to a pro-rata share of the net assets of the Fund.


   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.


   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the Fund, the shareholders of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund is such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

   All Funds

 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------

   The Fund's shares are registered for sale under the 1933 Act. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------

   Swidler Berlin Shereff Friedman, LLP, whose address is 919 Third Avenue, New York, New York 10022-9998, is legal counsel to the Fund.

 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------

   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the Funds.

   The financial statements of the Funds for the year ended December 31, 1998, and the report of independent accountants are included in the Fund's Annual Report for the year ended December 31, 1998. The audited financial statements of T. Rowe Price Extended Equity Market Index Fund, Inc., and T. Rowe Price Total Equity Market Index Fund, Inc., for the period January 30,1998 (commencement of operations) to December 31, 1998, are included in their Annual Reports for the period ended December 31, 1998. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended December 31, 1998, are incorporated into this Statement of Additional Information by reference:


                          ANNUAL REPORT REFERENCES:

                                  CAPITAL      EQUITY    NEW AMERICA
                                APPRECIATION  INDEX 500    GROWTH      NEW ERA
Report of Independent
Accountants                          26          32          20          23
Statement of Net Assets,
December 31, 1998                  12-19        11-25       11-14       11-16
Statement of Operations, year
ended
December 31, 1998                    20          26          15          17
Statement of Changes in Net
Assets, years ended
December 31, 1998 and December
31, 1997                             21          27          16          18
Notes to Financial Statements,
December 31, 1998                  22-25        28-31       17-19       19-22
Financial Highlights                 11          10          10          10





                                                MEDIA &
                                   SMALL-CATELECOMMUNICATIODIVIDEND
                                     STOCK                  GROWTH    BALANCED
Report of Independent Accountants     26             18            24         47
Statement of Net Assets, December
31, 1998                             11-20         10-12         10-17      11-40
Statement of Operations, year
ended
December 31, 1998                     21             13            18         41
Statement of Changes in Net
Assets, years ended
December 31, 1998 and December
31, 1997                              22             14            19         42
Notes to Financial Statements,
December 31, 1998                    23-25         15-17         20-23      43-46
Financial Highlights                  10             9             9          10






                                             CAPITAL     FINANCIAL    MID-CAP
                                  VALUE    OPPORTUNITY    SERVICES     VALUE
Report of Independent
Accountants                        21          20            21          24
Statement of Net Assets,
December 31, 1998                 8-14        10-14        11-14       10-17
Statement of Operations, year
ended
December 31, 1998                  15          15            15          18
Statement of Changes in Net
Assets, years ended
December 31, 1998 and December
31, 1997                           16          16            16          19
Notes to Financial Statements,
December 31, 1998                 17-20       17-19        17-20       20-23
Financial Highlights                7           9            10          9

                                       EQUITY   GROWTH &    GROWTH    MID-CAP
                                       INCOME    INCOME     STOCK      GROWTH
Report of Independent Accountants        25        23         24         22
Portfolio of Investments, December
31, 1998                                9-17      8-15      10-17      10-15
Statement of Assets and Liabilities,
December 31, 1998                        18        16         18         16
Statement of Operations, year ended
December 31, 1998                        19        17         19         17
Statement of Changes in Net Assets,
years ended
December 31, 1998 and December 31,
1997                                     20        18         20         18
Notes to Financial Statements,
December 31, 1998                      21-24      19-22     21-23      19-21
Financial Highlights                     8          7         9          9






                                   NEW     SMALL-CAP   BLUE CHIP    SCIENCE &
                                 HORIZONS    VALUE       GROWTH     TECHNOLOGY
Report of Independent
Accountants                         33         27          26           19
Portfolio of Investments,
December 31, 1998                 12-25       9-19       11-18        10-12
Statement of Assets and
Liabilities,
December 31, 1998                   26         20          19           13
Statement of Operations, year
ended
December 31, 1998                   27         21          20           14
Statement of Changes in Net
Assets, years ended
December 31, 1998 and December
31, 1997                            28         22          21           15
Notes to Financial Statements,
December 31, 1998                 29-32      23-26       22-25        16-18
Financial Highlights                11         8           10           9








                                                       DIVERSIFIED
                                               REAL     SMALL-CAP      HEALTH
                                              ESTATE      GROWTH      SCIENCES
Report of Independent Accountants               16          27          27
Statement of Net Assets, year ended December
31, 1998                                        10         9-21       14-19
Statement of Operations, years ended
December 31, 1998 and December 31, 1997         11          22          20
Statement of Changes in Net Assets, December
31, 1998                                        12          23          21
Notes to Financial Statements, December 31,
1998                                           13-15      24-26         22
Financial Highlights, December 31, 1998          6          8         23-26



                                                   EXTENDED   TOTAL MARKET
                                                    EQUITY    EQUITY INDEX
                                                    MARKET
                                                    INDEX

Report of Independent Accountants
Statement of Net Assets, January 30, 1998
(commencement of operations) to December 31, Statement of Operations, January 30, 1998
(commencement of operations) to December 31, Statement of Changes in Net Assets, January 30,
1998 (commencement of operations) to December
31, 1997

Notes to Financial Statements, December 31, 1998

Financial Highlights

 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                      Moody's Investors Services, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.

                        Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

                                     PART C
                               OTHER INFORMATION

Item 23. Exhibits

(1) Articles of Incorporation of Registrant, dated April 22, 1997 (electronically filed with Initial Registration Statement dated May 1,
        1997)

(2) By-Laws of Registrant (electronically filed with Initial Registration Statement dated May 1, 1997)

(3) See Article SIXTH, Capital Stock, subparagraphs (b)-(g) of the Articles of Incorporation and Article II, Shareholders, in its entirety, and
        Article VIII, Capital Stock, in its entirety, of the Bylaws electronically filed as exhibits to this Registration Statement.

(4) Investment Management Agreement between Registrant, and T. Rowe Price Associates, Inc., dated April 24, 1997(electronically filed with Amendment No. 1 dated June 24, 1997)

(5) Underwriting Agreement between Registrant, and T. Rowe Price Investment Services, Inc., dated April 24, 1997 (electronically filed with Amendment No. 1 dated June 24, 1997)

(6)     Inapplicable

(7)      Custody Agreements


(7)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998



(7)(b) Global Custody Agreement between The Chase Manhattan Bank, N.A., and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995,
         July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, and
         December 15, 1998

(8)      Other Agreements


(8)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 1998, as amended January 21, 1998, October 30, 1998, and November 4, 1998

(8)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1998, as amended January 21, 1998, October 30, 1998, and November 4, 1998


(8)(c) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the Taxable Funds, dated January 1, 1998, as amended January 21, 1998, October 30, 1998, and November 4, 1998

(9)      Inapplicable

(10)     Consent of Independent Accountants

(11)     Inapplicable

(12)     Inapplicable

(13)     Inapplicable

(14)     Financial Data Schedule

(15)     Inapplicable

(16)     Other Exhibits

         (a)Power of Attorney

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

ITEM 25. INDEMNIFICATION


         The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company and ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in
Item 26 of this Registration Statement (with the exception of the T. Rowe Price Associates Foundation, Inc.), and fifty other investment companies, all of which are mutual funds in the T. Rowe Price family of funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

GENERAL. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; PROVIDED, HOWEVER, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

         SECTION 10.01. INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, who, by reason of his position was, is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland Law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

         Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

         Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

         (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a)      the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

         (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Section 10.02 of the Registrant's By-Laws provides as follows:

         SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

         Rowe Price-Fleming International, Inc. ("PRICE-FLEMING"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly owned subsidiary of the Manager. Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.


         T. Rowe Price Investment Services, Inc. ("INVESTMENT SERVICES"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the purpose of acting as the principal underwriter and distributor for the Investment Companies which Manager sponsors and serves as investment adviser (the "PRICE FUNDS"). Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In

1984, Investment Services expanded its activities to include a brokerage service.

         TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

         T. Rowe Price Associates Foundation, Inc. (the "FOUNDATION"), was incorporated in 1981 (and is not a subsidiary of the Manager). The Foundation's overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

         T. Rowe Price Services, Inc. ("PRICE SERVICES"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

         T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.


         T. Rowe Price Trust Company ("TRUST COMPANY"), a wholly owned subsidiary of the Manager, is a Maryland-chartered limited-service trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian for certain qualified employee benefit plans, individual retirement accounts, and common trust funds and as trustee/investment agent for one trust and other retirement plans.

         T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of the Manager, it owns the technology rights, hardware, and software of the Manager and affiliated companies and provides technology services to them.

         TRPH Corporation, a wholly owned subsidiary of the Manager, was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.

         T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership.

         T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by the Manager and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.

         RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.


         T. Rowe Price Stable Asset Management, Inc. ("STABLE ASSET MANAGEMENT"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of the Manager. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as short-term fixed income securities.

         T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of the Manager organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.

         T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company organized in 1996. Wholly owned by the Manager and the Trust Company, it serves as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.


         T. Rowe Price (Canada), Inc. ("TRP CANADA") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission to provide advisory services to individual and institutional clients residing in Canada.


         T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of the Manager, organized in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

         Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

         TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses the Manager's transfer agent, plan administrative services, retirement plan services, and operations support functions.

         TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

         TRP Finance, Inc., a wholly owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.


         T. Rowe Price Strategic Partners Fund II, L.P. ("STRATEGIC PARTNERS FUNDS") is a Delaware limited partnerships organized in 1992, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc.


         Listed below are the directors, executive officers and managing directors of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:


                                   DIRECTORS


JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.


RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel's address is: 85 Broad Street, 2nd Floor, New York, New York 10004.

ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland retired as Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, as of January 31, 1998 and continues to serve as a Director. He is a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is: 2000 W. First Street, Suite 604, Winston-Salem, North Carolina 27104.


PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a retired mining industry executive. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.



ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc.; Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore's address is: One James Center, Richmond, Virginia 23219.

With the exception of Messrs. Halbkat, Menschel, Strickland, Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.


HENRY H. HOPKINS, Director and Managing Director of the Manager; Director of T. Rowe Price Insurance Agency, Inc.; Vice President and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Director of T. Rowe Price Insurance Agency, Inc.; Vice President of Price-Fleming, T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and T. Rowe Price Strategic Partners Associates, Inc.


JAMES A.C. KENNEDY III, Director and Managing Director of the Manager; President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.


JOHN H. LAPORTE, JR., Director and Managing Director of the Manager.


WILLIAM T. REYNOLDS, Director and Managing Director of the Manager; Chairman of the Board of T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.


JAMES S. RIEPE, Vice-Chairman of the Board, Director, and Managing Director of the Manager; Chairman of the Board and President of T. Rowe Price Trust Company; Chairman of the Board of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.;

Director of Price-Fleming, T. Rowe Price Insurance Agency, Inc., and TRPH Corporation; Director and President of TRP Distribution, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.


GEORGE A. ROCHE, Chairman of the Board, President, and Managing Director of the Manager; Chairman of the Board of TRP Finance, Inc.; Director of Price-Fleming,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc., and Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.


BRIAN C. ROGERS, Director and Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.


M. DAVID TESTA, Vice-Chairman of the Board, Director, Chief Investment Officer, and Managing Director of the Manager; Chairman of the Board of Price-Fleming; President and Director of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company; and Director of TRPH Corporation.


                         ADDITIONAL EXECUTIVE OFFICERS

EDWARD C. BERNARD, Managing Director of the Manager; Director and President of
T. Rowe Price Insurance Agency, Inc. and T. Rowe Price Investment Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.


MICHAEL A. GOFF, Managing Director of the Manager; Director and the President of
T. Rowe Price Investment Technologies, Inc.


CHARLES E. VIETH, Managing Director of the Manager; Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Trust Company, and TRP Distribution, Inc.


ALVIN M. YOUNGER, JR., Chief Financial Officer, Managing Director, Secretary, and Treasurer of the Manager; Director, Vice President, Treasurer, and Secretary of TRP Suburban Second, Inc. and TRP Suburban, Inc.; Director of TRP Finance, Inc.; Secretary and Treasurer for Price-Fleming, T. Rowe Price (Canada), Inc.,
T. Rowe Price Insurance Agency, Inc., T. Rowe Price Investment Services, Inc.,
T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Stable Asset Management, Inc.,
T. Rowe Price Strategic Partners Associates, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution,

Inc., and TRPH Corporation; Treasurer and Clerk of T. Rowe Price Insurance Agency of Massachusetts, Inc.


                       ADDITIONAL MANAGING DIRECTORS


PRESTON G. ATHEY, Managing Director of the Manager.


BRIAN W.H. BERGHUIS, Managing Director of the Manager.


STEPHEN W. BOESEL, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.


GREGORY A. McCRICKARD, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.


MARY J. MILLER, Managing Director of the Manager.


CHARLES A. MORRIS, Managing Director of the Manager.


GEORGE A. MURNAGHAN, Managing Director of the Manager; Executive Vice President of Price-Fleming; Vice President of T. Rowe Price Investment Services, Inc. and
T. Rowe Price Trust Company.


EDMUND M. NOTZON III, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.


WAYNE D. O'MELIA, Managing Director of the Manager; Director and President of T. Rowe Price Services, Inc.; Vice President of T. Rowe Price Trust Company.


LARRY J. PUGLIA, Managing Director of the Manager; Vice President of T. Rowe Price (Canada), Inc.


JOHN R. ROCKWELL, Managing Director of the Manager; Director and Senior Vice President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Stable Asset Management, Inc. and T. Rowe Price Trust Company; Vice President of T. Rowe Price Investment Services, Inc.


R. TODD RUPPERT, Managing Director of the Manager; President and Director of TRPH Corporation; Vice President of T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company.


ROBERT W. SMITH, Managing Director of the Manager; Vice President of Price-Fleming.


WILLIAM J. STROMBERG, Managing Director of the Manager.


RICHARD T. WHITNEY, Managing Director of the Manager; Vice President of Price-Fleming and T. Rowe Price Trust Company.

         Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

         See also "Management of Fund," in Registrant's Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS


(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for eighty-six mutual funds, including the following investment companies: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc.,
         T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc.,
         T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund,
         T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc.,
         T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Balanced Fund, Inc., Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., and T. Rowe Price Real Estate Fund, Inc.

         Investment Services is a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.


NAME                                                               POSITIONS AND                   POSITIONS AND
                                                                   OFFICES WITH                    OFFICES WITH
                                                                   UNDERWRITER                     REGISTRANT
James S. Riepe                                                     Chairman of the Board           Director and Vice
                                                                   and Director                    President
Edward C. Bernard                                                  President and Director          None
Henry H. Hopkins                                                   Vice President and Director     Vice President
Charles E. Vieth                                                   Vice President and Director     None
Patricia M. Archer                                                 Vice President                  None
Joseph C. Bonasorte                                                Vice President                  None
Darrell N. Braman                                                  Vice President                  None
Ronae M. Brock                                                     Vice President                  None
Meredith C. Callanan                                               Vice President                  None
Ann R. Campbell                                                    Vice President                  None
Christine M. Carolan                                               Vice President                  None
Joseph A. Carrier                                                  Vice President                  None
Sarah H. Carroll                                                   Vice President                  None
Laura H. Chasney                                                   Vice President                  None
Renee M. Christoff                                                 Vice President                  None
Christopher W. Dyer                                                Vice President                  None
Christine S. Fahlund                                               Vice President                  None
Forrest R. Foss                                                    Vice President                  None
Thomas A. Gannon                                                   Vice President                  None
Andrea G. Griffin                                                  Vice President                  None
Douglas E. Harrison                                                Vice President                  None
David J. Healy                                                     Vice President                  None
Joseph P. Healy                                                    Vice President                  None
Walter J. Helmlinger                                               Vice President                  None
Valerie King-Calloway                                              Vice President                  None
Eric G. Knauss                                                     Vice President                  None
Sharon R. Krieger                                                  Vice President                  None
Jeanette M. LeBlanc                                                Vice President                  None
Keith W. Lewis                                                     Vice President                  None
Kim Lewis-Collins                                                  Vice President                  None
Sarah McCafferty                                                   Vice President                  None
Maurice A. Minerbi                                                 Vice President                  None
Mark J. Mitchell                                                   Vice President                  None
Nancy M. Morris                                                    Vice President                  None
George A. Murnaghan                                                Vice President                  None
Steven E. Norwitz                                                  Vice President                  None
Kathleen M. O'Brien                                                Vice President                  None
Barbara A. O'Connor                                                Vice President                  None
David Oestreicher                                                  Vice President                  None
Robert Petrow                                                      Vice President                  None
Pamela D. Preston                                                  Vice President                  None
George D. Riedel                                                   Vice President                  None
Lucy B. Robins                                                     Vice President                  None
John R. Rockwell                                                   Vice President                  None
Kenneth J. Rutherford                                              Vice President                  None
Kristin E. Seeberger                                               Vice President                  None
Donna B. Singer                                                    Vice President                  None
Charles E. Vieth                                                   Vice President                  None
William F. Wendler II                                              Vice President                  None
Jane F. White                                                      Vice President                  None
Thomas R. Woolley                                                  Vice President                  None
Alvin M. Younger, Jr.                                              Secretary and Treasurer         None
Barbara A. O'Connor                                                Controller                      None
Richard J. Barna                                                   Assistant Vice President        None
Catherine L.Berkenkemper                                           Assistant Vice President        None
Edwin J. Brooks                                                    Assistant Vice President        None
Charles R. Dicken                                                  Assistant Vice President        None
Cheryl L. Emory                                                    Assistant Vice President        None
John A. Galateria                                                  Assistant Vice President        None
Susanne L. Gigliotti                                               Assistant Vice President        None
Edward F. Giltenan                                                 Assistant Vice President        None
Janelyn A. Healey                                                  Assistant Vice President        None
Sandra J. Kiefler                                                  Assistant Vice President        None
Steven A. Larson                                                   Assistant Vice President        None
Patricia S. Lippert                                                Assistant Vice President        Secretary
C. Lillian Matthews                                                Assistant Vice President        None
Janice D. McCrory                                                  Assistant Vice President        None
Quinn C. McDonald                                                  Assistant Vice President        None
Danielle N. Nicholson                                              Assistant Vice President        None
JeanneMarie B. Patella                                             Assistant Vice President        None
David A. Roscum                                                    Assistant Vice President        None
Jerome Tuccille                                                    Assistant Vice President        None
Nolan L. North                                                     Assistant Treasurer             None
Barbara A. Van Horn                                                Assistant Secretary             None

(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


         All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore,

Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 10090 Red Run Blvd., Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

         Custody of Registrant's portfolio securities which are purchased outside the United States is maintained by The Chase Manhattan Bank, N.A., London, in its foreign branches or with other U.S. banks. The Chase Manhattan Bank, N.A., London, is located at Woolgate House, Coleman Street, London EC2P 2HD England.

ITEM 29. MANAGEMENT SERVICES


         Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

ITEM 30. UNDERTAKINGS


(a)     Not applicable

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this February 22, 1999.

       T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

       /s/Richard T. Whitney
By:    Richard T. Whitney
       President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                 Title                 Date
---------                 -----                 ----

/s/Richard T. Whitney    President (Chief       February 22, 1999
Richard T. Whitney       Executive Officer)

/s/Carmen F. Deyesu      Treasurer(Chief        February 22, 1999
Carmen F. Deyesu         Financial Officer)

*                        Director               February 22, 1999
Donald W. Dick, Jr.

*                        Director               February 22, 1999
David K. Fagin

*                        Director               February 22, 1999
Hanne M. Merriman

/s/James S. Riepe        Director and           February 22, 1999
James S. Riepe           Vice President

/s/M. David Testa        Director               February 22, 1999
M. David Testa

*                        Director               February 22, 1999
Hubert D. Vos

*                        Director               February 22, 1999
Paul M. Wythes

/s/John H. Laporte, Jr.  Director               February 22, 1999
John H. Laporte, Jr.

/s/Henry H. Hopkins      Attorney-In-Fact       February 22, 1999
Henry H. Hopkins